UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21625
Investment Company Act file number

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

3652 South Third Street, Suite 200
Jacksonville Beach FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
3652 South Third Street, Suite 200
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2009

Date of reporting period:  09/30/2009

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund
Intrepid All Cap Fund

Annual Report
September 30, 2009

Intrepid Capital Fund

Mark F. Travis, President/C.E.O.

October 17, 2009

Dear Fellow Shareholders,

In last year’s annual report I stated “I believe today we are planting seeds for what will hopefully be attractive risk-adjusted returns tomorrow”.  Well, tomorrow is here and I believe the trailing 12-month return, for the period ended September 30, 2009, of 8.85% is attractive relative to the 1.46% average 12-month return of our Morningstar Moderate Allocation category peers.  Additionally, the Fund bested its benchmark, which consists of a 60% allocation to the S&P 500 index and a 40% allocation to the Merrill Lynch High Yield Master II index.  Over the twelve months ended September 30, 2009, ICMBX handily outperformed this benchmark by 4.55%, while exhibiting significantly less volatility.

We believe these attractive returns are the result of investing in a very “Intrepid” manner when many other frightened market participants were huddled in cash or U.S. Treasury bills.  The dramatic drop in prices commencing with the bankruptcy of Lehman Brothers in mid-September 2008 created an opportunity for the Fund to invest in many higher-quality businesses at what retrospectively were irrational prices.  Further, near historic levels of volatility compressed our average holding period as intrinsic valuation targets were quickly realized and holdings were liquidated.

The adjoining table depicts the funds top holdings as of September 30, 2009.  Some notable liquidations that occurred over the course of the last six months include Applied Signal (ticker: APSG), Central Garden & Pet (ticker: CENT), DSW (ticker: DSW) T.Rowe Price (ticker: TROW) and Waters Corp (ticker: WAT).  Because our team believes market prices are approaching fair value, I anticipate the Fund’s turnover ratio will decrease toward the historical average of 50%, implying a two-year holding period.

Recent acquisitions that we feel offer compelling risk-reward characteristics are PetSmart (ticker: PETM) and Prestige Brands (ticker: PBH), both of which are stable businesses focused on maintaining or improving their balance sheets.

With 14% of the market and over 1,100 stores, PetSmart is the leading pet specialty retailer in North America.  The company has a history of generating consistent results in the face of changing economic cycles.  In fact, same store sales increased by 3.8% last year despite the economic headwinds.  The company carries no debt (outside of capitalized leases) and holds a decent amount of cash.  We expect PetSmart to shift strategies from a growth focus to a mature cash flow generative focus, which may reward shareholders in the coming years.

Prestige Brands markets, sells and distributes personal care, household cleaning and over-the-counter healthcare products to retail outlets.  The company sells strong brands, with 78% of revenue coming from products in the number one or number two market position.  Prestige does not manufacture any of its own products, which nearly eliminates capital expenditure requirements.  While the company has more debt than many of our typical holdings, low operating leverage more than offsets the risk.  Additionally, the company has been using their bountiful free cash flow to consistently reduce debt.  This is an interesting holding in that we have invested throughout the capital structure; we hold both the debt and the equity.

The fund’s N.A.V. on September 30, 2009 was $9.99, after paying out almost a five cent dividend, which follows the slightly over five cent dividend the fund paid in late June.  Please keep in mind the fund’s N.A.V. drops every quarter to reflect this distribution.  The funds policy is to pay out quarterly all interest and dividends that occurred in the respective quarter.

Given our performance relative to both our peers and benchmark, the Intrepid Capital Fund has continued to attract attention from the national press.  In early July, I was delighted to open the Sunday July 12, 2009 edition of the New York Times in which the Fund was recognized as a 12 Month Leader, among US General Stocks Funds, which includes the top 20 mutual funds based on 1 year performance for the period ended June, 30 2009.  The Intrepid Capital Fund has received an overall and three-year 5-Star Morningstar Rating, the highest rating for risk-adjusted returns, out of 1,218 Moderate Allocation Funds as of September 30, 2009.  The Overall Morningstar Rating is derived from the weighted average of the performance metrics associated with its three-year Morningstar metrics, which are based on risk adjusted returns.

Intrepid Capital Fund

Thank you for entrusting us with your hard-earned capital.  If there is anything we can do to serve you better, please call us at 1-866-996-FUND.

Best regards,

Mark F. Travis
President/C.E.O.

Top Ten Holdings
9-30-09

Newmont Mining Corp (NEM)	2.9%
Brown Forman Class B (BF-B)	2.8%
Berkshire Hathaway (BRK-B)	2.6%
Petsmart (PETM)	2.5%
Comcast Corp (CMCSA)	2.3%
Weis Markets (WMK)	2.3%
Total System Services (TSS)	2.3%
International Speedway (ISCA)	2.2%
C.R. Bard (BCR)	2.2%
JAKKS Pacific (JAKK)	2.2%

Past performance is no guarantee of future results.

The Fund is subject to special risks including volatility and less liquidity due to investments in small- and mid-cap stocks, high yield securities and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.

Must be preceded or accompanied by a prospectus.

© Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month my subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load-adjusted return for the same period, and then adjusting this excess return for risk.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  The Intrepid Capital Fund was rated against 956 U.S.-domiciled Moderate Allocation Funds for Morningstar’s overall and three-year periods.  With respect to these Moderate Allocation Funds, the Intrepid Capital Fund received a Morningstar Rating of 5 stars for the overall and three-year periods respectively.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments on pages 18-22 for a complete list of fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Intrepid Small Cap Fund

Eric Cinnamond, Small Cap Fund Portfolio Manager

October 17, 2009

Dear Fellow Shareholders,

The Intrepid Small Cap Fund returned 29.35% over the one year ended September 30, 2009.  This positive return compared favorably to its peers and the small cap market, with the Russell 2000 declining 9.55% during the same one-year period.

There were several factors that contributed to the Fund’s performance.  One of the main factors was the Fund’s focus on what we believe are high-quality small-cap businesses with strong balance sheets and abundant free cash flows.  On average, the stocks of these businesses performed better than small-caps that needed access to credit for survival or those with operating results highly correlated to the economy.  During the credit crisis, the Fund also benefited from its lack of exposure to banks.  Furthermore, as we headed into the recession, the Fund owned relatively small amounts of energy and highly cyclical holdings – both areas were hit particularly hard during the market’s decline.  It wasn’t just what we owned, but what we did not own.  The Fund also had above-average cash levels heading into the market’s downturn which not only buffered the Fund from falling stock prices, but also allowed us to purchase small-cap stocks at much more favorable prices.

In essence, the Fund’s outperformance during the past year was a result of sticking to our investment discipline of only buying high-quality small cap businesses at good prices.  It’s a simple discipline that at times can be difficult to adhere to.  For example, for several years after the Fund’s inception (October 3, 2005), small-cap valuations were extremely expensive, and it was difficult to maintain high cash balances as the market rallied to what we considered to be irrational levels.  As a portfolio manager, holding cash in a bull market can create a lot of career risk.  However, we are much more concerned about the risk of our investment decisions and focus more on absolute and sustainable returns, versus relative and speculative returns.  We will not sprint with the herd during periods of irrationally priced small-cap stocks simply to keep up with others participating in the performance derby.  In the investment management industry, short-term results are often emphasized over rational long-term investing.

Given the expensive valuations in the early years of the Fund’s life and the extreme volatility during the past year, we believe our ability to remain flexible was beneficial to our shareholders.  For example, in the last shareholders’ letter we stated we were finding considerable value in the energy sector.  We believed many small-cap energy stocks were selling at discounts based on the replacement value of either their energy reserves or equipment.  Based on our valuation work, we made several purchases of energy companies over the past year, all with strong balance sheets.  Our energy weight quickly increased to over 20% by March 2009, which was substantially higher than the prior year.  Shortly after our purchases, the small-cap market rebounded sharply and many of the recently purchased energy holdings exceeded our valuations much sooner than we anticipated.  Flexibility was again needed as our discipline requires us to sell holdings once they reach our calculated valuations.  As a result, sales were made and our energy weight has declined meaningfully to 5%.  Although our flexibility has created an above-average amount of turnover, we believe it was necessary given the volatile investment environment and rapidly changing valuations of many of our newly acquired small-cap securities.

We were also flexible in allocating the Fund’s above-average levels of cash as we approached the market’s decline.  We were very active buyers from October 2008 through March 2009.  In fact, on March 9, 2009 the Fund had 0% cash as we believed there were enough attractively-priced small-cap stocks to have the Fund fully invested.  Since March, several positions have been sold based on valuations and cash has increased to 18% of the portfolio.  In our opinion, the small-cap market is no longer serving up large discounts and appears to be fairly valued.  We continue to find discounts to our calculated intrinsic values, but they are smaller and finding them has become more difficult.  We will continue to run the portfolio in a disciplined and flexible manner; however, assuming the small-cap market continues to rally (currently up over 70% from its March lows), we will have to rely on one of the most important characteristics of successful investing – patience.

We do not plan on altering our strategy or discipline to keep up with the small-cap markets in the near-term.  Therefore, assuming the small-cap market continues its climb higher, the Fund could underperform the broad averages due to its 18% cash position.  Furthermore, we have sold many of our more cyclical holdings, such as those in the energy sector, and have returned to our more traditional type of investment – steady businesses with what we feel are good balance sheets and strong free cash flows.  In a rapidly rising small-cap market, these types of holdings may underperform higher risk small-cap businesses with more volatile stock prices.

Intrepid Small Cap Fund

An example of one of our most recent purchases is Weis Markets (symbol: WMK).  Weis Markets is a grocery store chain that operates most of its 165 stores in Pennsylvania.  They have no debt, $112 million in cash and have a history of consistent operating performance.  We believe normalized cash earnings are near $2.50/share.  Selling at $32.50/share and with $4/share in cash, we believe Weis is selling at a discount to our calculated valuations.  Although the near term could be bumpy with food deflation and aggressive pricing from competitors, we will patiently wait for Weis to reach our valuation.  In the meantime, we’ll collect a 3.5% dividend.

We believe the time to take risk in the small-cap market was six to twelve months ago.  In our opinion, the current environment, with fewer discounts and similar operating risks, does not appear favorable for an aggressive investment posture.  Our strategy over the next year is simple: stick to our investment discipline, remain flexible and continue to be patient.  The small-cap market can change quickly and without notice and we feel we are prepared and appropriately positioned.  We are hopeful last year’s volatility returns and again presents us with better opportunities in the future.  In the meantime, we will continue our search for high-quality small-cap stocks and to add to our expanding potential buy list.  If prices become more attractive, we will be ready to take advantage of those opportunities promptly.

Sincerely,

Eric Cinnamond
Small Cap Fund Portfolio Manager

Past performance is no guarantee of future results.

The Fund is subject to special risks including volatility and less liquidity due to investments in smaller companies and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.

Must be preceded or accompanied by a prospectus.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments on pages 23-26 for a complete list of fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Intrepid Income Fund

Jason Lazarus,	Ben Franklin,
Research Analyst	Research Analyst

October 17, 2009

Dear Fellow Shareholders,

Six months ago we discussed the nature of the Intrepid Income Fund, more specifically that we seek to invest in higher-quality companies with low leverage and the ability to generate recurring revenues in all phases of the business cycle.  We also noted that high-yield bonds exhibited attractive risk-adjusted return potential.  During the six-month period ended September 30, 2009, high-yield bonds rallied considerably.  The Intrepid High Yield Portfolio participated in this rally, but not to the same extent.  Over the last six months, the Merrill Lynch High Yield Master II Index gained 41.44%, while the Intrepid High Yield Portfolio increased 15.65%.  This underperformance is to be expected during periods of very strong upward movements in the market.  We seek to preserve capital in bear markets and participate in bull markets.  Our recent performance is a direct result of our high-quality bias:  we invest in strong businesses with solid cash flows and lightly leveraged balance sheets.

Recently, fixed income in general has been a much more popular asset class than has equity, resulting in substantial inflows into bond-focused investment strategies.  Managers looking to put this cash to work first targeted the less-risky debt, but as those securities have appreciated funds began to flow into higher-risk investments (i.e. low-quality high-yield bonds).  To illustrate this point, we can compare the returns on the Bank of America-Merrill Lynch BB U.S. High Yield Credit Index (an index of the best rated high-yield bonds as measured by an average of Standard and Poors, Moody’s and Fitch ratings) with the Bank of America Merrill Lynch CCC & Lower U.S. High Yield Credit Index (an index of CCC and lower-rated bonds, the worst rated high yield bonds, as rated by an average of Standard and Poors, Moody’s and Fitch ratings).  In the past six months, the BB-rated index returned 28.22%, while the CCC and lower-rated index gained an unbelievable 78.37%.  In general, we avoid these types of high-risk bonds because we are focused on preserving your capital while earning attractive risk-adjusted returns.

This incredible rally in the high-yield markets presented us with the opportunity to upgrade the quality of your portfolio by exiting two positions which we felt did not provide adequate compensation for the risks: Quiksilver 6.875% due 2015 and Brown Shoe 8.75% due 2012.  Quiksilver, the manufacturer of surf apparel, was able to refinance some maturing debt as we expected, but at substantially higher interest rates.  We do not forecast apparel spending to return to historical levels in the near future, and therefore believe Quiksilver will have trouble when this new debt comes due in 2012.  As for Brown Shoe, the owner of the Famous Footwear chain of shoe stores, the business fundamentals deteriorated to a point where we no longer felt comfortable holding the notes.  When the notes rallied with the rest of the market, we felt the price of the bonds was much higher than the value, given the escalated business risk.  In addition to these exited positions, several bonds matured or were called by the issuers.  These credits include Comcast 6.875%, Home Depot 3.75%, Compass Minerals 12%, Ingles Markets 8.875%, and Rent-A-Center 7.5%.  Further, we established then quickly sold one position, St. Mary’s convertible notes, after the bond price rallied dramatically during our holding period.

Five new bonds were added to the Portfolio over the last six months; Bio-Rad 7.5% due 2013, JAKKS Pacific 4.625% putable in 2010, Brinker International 5.75% due 2014, Bill Barrett 5.0% putable in 2012, and Reynolds American Inc 6.5% due 2010.  Additionally, we added selectively to our existing bond positions in Affiliated Computer Services (ticker: ACS), Church & Dwight (ticker: CHD), Eye Care Centers, Phillips Van Heusen (ticker: PVH), Prestige Brands (ticker: PBH), Speedway Motorsports (ticker: TRK), and Scholastic Corp (ticker: SCHL).

Intrepid Income Fund

Bio-Rad (ticker: BIO) exemplifies the type of credit we seek to add to the Intrepid Income Fund.  The company manufactures and distributes life science research and clinical diagnostic products.  These products include reagents, apparatus and equipment to analyze chemical and biological samples.  Over 70% of the company’s sales are considered to be recurring, and credit metrics are very strong with 2.5x leverage.  We were able to acquire the notes for a yield of 6.7%.

Sincerely,

Jason Lazarus	Ben Franklin
Research Analyst	Research Analyst

Past performance is no guarantee of future results.

The Fund is subject to special risks including volatility due to investments in high yield securities and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.

Must be preceded or accompanied by a prospectus.

The Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments on pages 27-29 for a complete list of fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Intrepid All Cap Fund

Gregory M. Estes, All Cap Fund Portfolio Manager

October 17, 2009

Dear Fellow Shareholders,

What a difference six months can make.  Back in April, we wrote of abundant underpriced opportunities.  Six months later, the market is still in rally mode with the S&P 500 up more than 34%.  The story has decidedly not been that business fundamentals are good.  Rather, the conventional wisdom is that business results are not as awful as they had been at the end of 2008 and the first quarter of 2009.  In anticipation of a “V-shaped” recovery, in which businesses show diminishingly negative results and then show positive ones, the market has already lurched ahead.  Over the fund year ended September 30, 2009, ICMCX returned 3.53% versus the S&P 500 Index’s return of -6.91%.

In our view, there are two major contributors to the All Cap Fund’s outperformance. First, the Fund invested in what we believe are higher quality businesses with attractive balance sheets. As the markets fell, these stocks were somewhat insulated because they were much more resistant to the poor financing environment than companies which relied upon readily available credit. As a matter of fact, many of the stocks in which we invest have no net debt. In our view, companies which heavily relied on credit were punished by the market once that well dried. We believe that the second factor in our outperformance was maintaining a disciplined investment process in which we buy stocks only when they can be acquired at discounts to our calculated intrinsic values. Thus, when the market sold off, we found a higher availability of what we view as quality businesses at attractive discounts. Conversely, when markets rise and our investments approach their calculated intrinsic values, we can sell or reduce positions. By maintaining this discipline, we believe that we can better take advantage of extreme volatility in the market for the benefit of our shareholders.

In general, we have sold out of businesses in which the stock price has outpaced what we believe that the fundamentals warrant.  One example of this is Starbucks (ticker: SBUX).  In the fall of 2008, the company’s stock traded below $8 per share, implying a price to cash flow multiple of 4.1.  The media proclaimed consumers would no longer buy lattes or coffee cake, and even if they did, they would do so at McDonalds.  And to be fair, the results were not particularly good; in the fourth quarter of 2008, Starbucks reported that same store sales had fallen 9%.  For retailers, same store sales growth is a good measure of how well your existing shops are performing.  A 9% drop is extremely eye-catching, particularly for a business which had been known for its high growth over the previous 15 years.  Starbucks attempted to deal with the recession by closing less profitable stores to improve its margins and free cash flow.  This was music to our ears.  While conventional wisdom chose to focus on the closing of hundreds of stores, we chose to focus on the disconnect between stock price and valuation and the potential to find a business that could potentially expand margins in difficult times.

As time progressed, same store sales never looked good, but the bad results started to look better.  In the first quarter 2009, same store sales fell 8%, and then improved to a 5% decline in the following period.  As with many other businesses, the market has seemingly taken this data and tried to fit it into its “V-shaped” recovery pattern.  The stock has rallied since April in anticipation of future positive results, which as of yet are highly speculative.  In our view, expectations have outpaced fundamentals.  Therefore, we can no longer justify holding the stock.  We believe that Starbucks has a sound business model with an extremely powerful brand, but in the end, what matters most is valuation.

Another stock that was significantly impacted by changing market expectations was Tellabs (ticker: TLAB), which manufactures a variety of routing equipment for telecommunications firms so that consumers can send emails, surf the internet, and download files through wireline and wireless devices.  At its lowest point in 2008, the shares traded at $3.10.  Bear in mind that the company had no outstanding debt and carried roughly $2.93 per share in cash.  The stock was trading almost at its cash value exclusive of any other assets, implying that Tellabs was selling below liquidation value!  Yet at the time, conventional wisdom focused on the fact that Tellabs’ customers, such as AT&T and Verizon, were not purchasing any infrastructure equipment.  This was true to some extent; in the third quarter of 2008, sales had fallen more than 7%.  Things have only gotten worse from a revenue standpoint as sales fell 13% in the fourth quarter of 2008 and 22% in the first quarter of 2009.  However, through the downturn Tellabs maintained positive cash flow.  The fact that its share price fell as far as it did points to a short-sighted view, in our opinion.

Intrepid All Cap Fund

Today, Tellabs’ shares have rallied on the expectation of improving operating performance.  In the second quarter of 2009 sales fell about 11%, which the market has seized upon as a sign of diminishing negative results.  Although we were skeptical of the panic mentality in 2008, we are now cautious about adjusting our valuation of Tellabs until it actually shows improved results.  As the share price approaches our intrinsic value, we will be more likely to sell this position rather than add to it.

The recent market strength has caused us to sell a number of positions such as Franklin Resources (ticker: BEN), T Rowe Price (ticker: TROW), and Bemis (ticker: BMS) just to name a few.  What we are finding in replacement are typically small- and mid-market caps, such as Pharmaceutical Product Development (ticker: PPDI), which provides outsourced drug clinical trials to drug developers.

One practice that we find useful is to view the entire Fund by the average discount to intrinsic value.  Each investment will have a discount to intrinsic value which is based upon its market price and our calculated intrinsic value.  The Fund is a collection of investments, each with its own discount.  By checking the average discount within the Fund, we can get a sense for the general attractiveness of the market.  Broadly speaking, a bigger average discount implies that we are finding more and deeper discounts in the market.  At the end of the period, the average discount for the Intrepid All Cap Fund was 18%, which is about half of what it was in April.  The implication is that, with fewer opportunities and smaller discounts, we are more likely to be sellers than buyers.

Sincerely,

Gregory M. Estes
All Cap Fund Portfolio Manager

Past performance is no guarantee of future results.

The Fund is subject to special risks including volatility and less liquidity due to investments in small- and mid-cap stocks and is considered non-diversified as a result of limiting its holdings to a relatively small number of positions.

Must be preceded or accompanied by a prospectus

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments on pages 30-32 for a complete list of fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2009 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2009 – September 30, 2009) for the Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund.

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2009 (Unaudited)

INTREPID CAPITAL FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2009 -
	April 1, 2009	September 30, 2009	September 30, 2009
Actual	$1,000.00	$1,276.80	$9.82
Hypothetical (5% return before expenses)	1,000.00	1,016.44	8.69

*	Expenses are equal to the Fund’s annualized expense ratio of 1.72%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SMALL CAP FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2009 -
	April 1, 2009	September 30, 2009	September 30, 2009
Actual	$1,000.00	$1,416.40	$9.09
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2009 -
	April 1, 2009	September 30, 2009	September 30, 2009
Actual	$1,000.00	$1,156.50	$6.76
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID ALL CAP FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2009 -
	April 1, 2009	September 30, 2009	September 30, 2009
Actual	$1,000.00	$1,314.40	$11.31
Hypothetical (5% return before expenses)	1,000.00	1,015.29	9.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on January 3, 2005 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 INDEX – A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX – Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

The Merrill Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Merrill Lynch High Yield Master II Index.  A direct investment in an index is not possible.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2009)

			Since Inception
	1 Year	3 Year	(01/03/05)
Intrepid Capital Fund	8.85%	5.72%	4.75%
S&P 500 Index	-6.91%	-5.43%	-0.62%
Merrill Lynch U.S. High Yield Master II Index	22.35%	5.21%	5.36%
Merrill Combined Index	4.79%	-1.17%	1.77%

Intrepid Small Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 3, 2005 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX - An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2009)

			Since Inception
	1 Year	3 Year	(10/03/05)
Intrepid Small Cap Fund	29.35%	14.91%	12.41%
Rusell 2000 Index	-9.55%	-4.57%	-1.24%

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 2, 2007 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX - Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2009)

		Since Inception
	1 Year	(07/02/07)
Intrepid Income Fund	7.67%	3.40%
Merrill Lynch U.S. High Yield Master II Index	22.35%	3.69%

Intrepid All Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 31, 2007 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 INDEX - A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2009)

		Since Inception
	1 Year	(10/31/07)
Intrepid All Cap Fund	3.53%	-5.02%
S&P 500 Index	-6.91%	-16.05%

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments)
September 30, 2009 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$43,778,156
Convertible Bonds	2,022,502
Corporate Bonds	20,829,384
U.S. Treasury Obligations	3,899,750
Other Short-Term Investments	2,222,277
$72,752,069

INTREPID SMALL CAP FUND

Components of Portfolio Holdings
Consumer Discretionary	$53,500,046
Consumer Staples	38,320,743
Energy	13,440,177
Financials	16,271,534
Health Care	10,895,879
Industrials	8,469,586
Information Technology	22,947,853
Materials	25,572,583
Telecommunication Services	7,441,175
Utilities	1,699,954
Short-Term Investments	43,620,764
$242,180,294

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments)
September 30, 2009 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Convertible Bonds	$3,986,402
Corporate Bonds	41,368,734
U.S. Treasury Obligations	4,999,537
Other Short-Term Investments	3,055,437
$53,410,110

INTREPID ALL CAP FUND

Components of Portfolio Holdings
Consumer Discretionary	$3,305,209
Consumer Staples	4,098,400
Energy	162,174
Financials	1,275,203
Health Care	1,522,704
Industrials	151,840
Information Technology	1,602,961
Materials	987,952
Telecommunication Services	689,352
Short-Term Investments	2,920,531
$16,716,326

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2009

COMMON STOCKS - 58.69%	Shares	Value
Auto Components - 0.67%
Semperit AG Holding (a)	13,265	$501,786
Beverages - 8.38%
Brown-Forman Corp. - Class B	43,830	2,113,483
The Coca-Cola Co.	22,360	1,200,732
Constellation Brands, Inc. - Class A (b)	94,200	1,427,130
Heineken N.V. - ADR	65,250	1,507,927
		6,249,272
Communications Equipment - 1.54%
Tellabs, Inc. (b)	166,315	1,150,900
Computers & Peripherals - 0.89%
Dell, Inc. (b)	43,605	665,412
Distributors - 2.00%
Prestige Brands Holdings, Inc. (b)	211,971	1,492,276
Electronic Equipment & Instruments - 0.30%
Mocon, Inc.	26,300	223,287
Energy Equipment & Services - 1.85%
Patterson-UTI Energy, Inc.	91,300	1,378,630
Food & Staples Retailing - 2.33%
Weis Markets, Inc.	54,430	1,739,039
Food Products - 2.55%
Kraft Foods, Inc.	32,677	858,425
Sara Lee Corp.	93,800	1,044,932
		1,903,357
Health Care Equipment & Supplies - 2.21%
CR Bard, Inc.	21,000	1,650,810
Health Care Providers & Services - 2.95%
Chemed Corp.	23,655	1,038,218
Pharmaceutical Product Development, Inc.	52,900	1,160,626
		2,198,844
Hotels, Restaurants & Leisure - 2.22%
International Speedway Corp. - Class A	59,893	1,651,250
Household Products - 2.06%
Oil-Dri Corporation of America	105,847	1,534,781

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

COMMON STOCKS - 58.69% (continued)	Shares	Value
Insurance - 5.65%
Baldwin & Lyons, Inc.	37,175	$871,754
Berkshire Hathaway, Inc - Class B (b)	580	1,927,340
The Travelers Companies, Inc.	28,796	1,417,627
		4,216,721
IT Services - 5.61%
Automatic Data Processing, Inc.	35,172	1,382,260
CSG Systems International, Inc. (b)	68,525	1,097,085
Total Systems Services, Inc.	105,920	1,706,371
		4,185,716
Leisure Equipment & Products - 2.18%
Jakks Pacific, Inc. (b)	113,500	1,625,320
Media - 3.56%
Comcast Corp.	103,120	1,741,697
John Wiley & Sons, Inc.	26,350	916,453
		2,658,150
Metals & Mining - 3.94%
Newmont Mining Corp.	49,645	2,185,373
Pan American Silver Corp. (a)(b)	33,135	755,478
		2,940,851
Pharmaceuticals - 0.97%
Endo Pharmaceuticals Holdings, Inc. (b)	31,900	721,897
Real Estate - 1.05%
Potlatch Corp.	27,370	778,676
Specialty Retail - 4.51%
Foot Locker, Inc.	127,500	1,523,625
PetSmart, Inc.	84,500	1,837,875
		3,361,500
Wireless Telecommunication Services - 1.27%
Telephone & Data Systems, Inc.	30,625	949,681
TOTAL COMMON STOCKS (Cost $40,478,717)		43,778,156

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

CONVERTIBLE BONDS - 2.71%	Principal Amount	Value
Health Care Providers & Services - 1.41%
Chemed Corp.
1.875%, 05/15/2014	$1,281,000	$1,053,622
Leisure Equipment & Products - 0.84%
Jakks Pacific, Inc.
4.625%, 06/15/2023	626,000	629,130
Oil, Gas & Consumable Fuels - 0.46%
Bill Barrett Corp.
5.000%, 03/15/2028	360,000	339,750
TOTAL CONVERTIBLE BONDS (Cost $1,953,204)		2,022,502

CORPORATE BONDS - 27.92%
Building Products - 1.33%
Gibraltar Industries, Inc.
8.000%, 12/01/2015	1,096,000	991,880
Commercial Physical And Biological Research - 0.62%
Bio-Rad Laboratories, Inc.
7.500%, 08/15/2013	449,000	460,225
Commercial Services & Supplies - 2.11%
Blount, Inc.
8.875%, 08/01/2012	694,000	706,145
Mobile Mini, Inc.
6.875%, 05/01/2015	949,000	865,962
		1,572,107
Containers & Packaging - 1.32%
Silgan Holdings, Inc.
6.750%, 11/15/2013	994,000	986,545
Electronic Equipment & Instruments - 1.41%
Syniverse Technologies, Inc.
7.750%, 08/15/2013	1,136,000	1,052,220
Health Care Equipment & Supplies - 0.20%
Fisher Scientific International, Inc.
6.750%, 08/15/2014	146,000	151,165
Health Care Providers & Services - 1.43%
Eye Care Centers of America
10.750%, 02/15/2015	1,038,000	1,066,545
Holding Company - 1.80%
AMR HoldCo, Inc. / EmCare HoldCo, Inc.
10.000%, 02/15/2015	1,269,000	1,341,967

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

CORPORATE BONDS - 27.92% (continued)	Principal Amount	Value
Hotels, Restaurants & Leisure - 2.49%
Brinker International, Inc.
5.750%, 06/01/2014	$873,000	$832,839
Speedway Motorsports, Inc.
6.750%, 06/01/2013	1,038,000	1,025,025
		1,857,864
Household Products - 1.69%
Central Garden & Pet Co.
9.125%, 02/01/2013	1,212,000	1,225,635
Church & Dwight Co., Inc.
6.000%, 12/15/2012	35,000	35,788
		1,261,423
IT Services - 1.63%
Affiliated Computer Services, Inc.
4.700%, 06/01/2010	1,213,000	1,214,516
Media - 1.61%
Scholastic Corp.
5.000%, 04/15/2013	1,404,000	1,200,420
Paper & Forest Products - 0.85%
Neenah Paper, Inc.
7.375%, 11/15/2014	805,000	633,938
Pharmaceutical Preparations - 1.43%
Prestige Brands, Inc.
9.250%, 04/15/2012	1,045,000	1,065,900
Photo Equipment & Supplies - 1.25%
Da-Lite Screen Co., Inc.
9.500%, 05/15/2011	1,023,000	930,930
Real Estate - 1.17%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
7.125%, 02/15/2013	908,000	873,950
Specialty Retail - 1.98%
Home Depot, Inc.
0.420%, 12/16/2009 (c)	266,000	265,858
Collective Brands, Inc.
8.250%, 08/01/2013	1,240,000	1,215,200
		1,481,058

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

CORPORATE BONDS - 27.92% (continued)	Principal Amount	Value
Textiles, Apparel & Luxury Goods - 3.60%
Hanesbrands, Inc.
4.593%, 12/15/2014 (c)	$880,000	$772,200
Perry Ellis International, Inc.
8.875%, 09/15/2013	765,000	738,225
Phillips-Van Heusen Corp.
7.250%, 02/15/2011	1,169,000	1,176,306
		2,686,731
TOTAL CORPORATE BONDS (Cost $20,325,176)		20,829,384

SHORT-TERM INVESTMENTS - 8.21%	Shares
Money Market Funds - 2.98%
Fidelity Institutional Money Market Funds - Government Portfolio, 0.10% (c)	737,277	737,277
SEI Daily Income Trust Treasury Fund, 0.04% (c)	1,485,000	1,485,000
		2,222,277

U.S. Treasury Bills - 5.23%	Principal Amount
U.S. Treasury Bills
0.110%, 10/22/2009 (d)	$3,900,000	3,899,750
TOTAL SHORT-TERM INVESTMENTS (Cost $6,122,027)		6,122,027
Total Investments - 97.53% (Cost $68,879,124)		72,752,069
Other Assets in Excess of Liabilities - 2.47%		1,846,024
TOTAL NET ASSETS - 100.00%		$74,598,093

Percentages are stated as a percent of net assets.
ADR  American Depository Receipt
(a)Foreign issued security.
(b)Non-income producing security.
(c)Variable rate security.  The rate listed is as of September 30, 2009.
(d)Rates shown are the effective yields based on purchase price.  The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2009

COMMON STOCKS - 81.74%	Shares	Value
Aerospace & Defense - 1.53%
Ducommun, Inc.	196,405	$3,714,019
Auto Components - 0.75%
Semperit AG Holding (a)	47,860	1,810,438
Beverages - 5.01%
Constellation Brands, Inc. - Class A (b)	486,410	7,369,111
Hansen Natural Corp. (b)	130,400	4,790,896
		12,160,007
Chemicals - 3.72%
International Flavors & Fragrances, Inc.	57,340	2,174,906
Landec Corp. (b)	165,042	1,056,269
Sensient Technologies Corp.	209,000	5,803,930
		9,035,105
Commercial Services & Supplies - 0.32%
Pike Electric Corp. (b)	65,300	782,294
Communications Equipment - 2.99%
Communications Systems, Inc.	120,441	1,406,751
Tellabs, Inc. (b)	846,340	5,856,673
		7,263,424
Crude Petroleum And Natural Gas - 1.45%
Bill Barrett Corp. (b)	107,577	3,527,450
Distributors - 2.53%
Prestige Brands Holdings, Inc. (b)	874,300	6,155,072
Diversified Consumer Services - 1.22%
Hillenbrand, Inc.	145,100	2,955,687
Diversified Financial Services - 0.54%
Fifth Street Finance Corp.	120,000	1,311,600
Electronic Equipment & Instruments - 0.53%
Landauer, Inc.	13,598	747,618
Mocon, Inc.	62,809	533,248
		1,280,866
Energy Equipment & Services - 4.08%
Tidewater, Inc.	210,506	9,912,728
Food & Staples Retailing - 5.10%
Ruddick Corp.	72,000	1,916,640
Spartan Stores, Inc.	77,000	1,088,010

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

COMMON STOCKS - 81.74% (continued)	Shares	Value
Food & Staples Retailing - 5.10% (continued)
Weis Markets, Inc.	293,386	$9,373,683
		12,378,333
Gas Utilities - 0.22%
Delta Natural Gas Co., Inc.	20,090	532,385
Groceries And Related Products - 2.64%
Core-Mark Holding Co, Inc. (b)	224,167	6,411,176
Health Care Equipment & Supplies - 0.81%
Matthews International Corp.	55,400	1,960,052
Health Care Providers & Services - 3.43%
Chemed Corp.	66,000	2,896,740
Pharmaceutical Product Development, Inc.	248,000	5,441,120
		8,337,860
Hotels, Restaurants & Leisure - 4.27%
International Speedway Corp. - Class A	227,490	6,271,899
Speedway Motorsports, Inc.	284,335	4,091,581
		10,363,480
Household Durables - 0.67%
Blount International, Inc. (b)	171,960	1,628,461
Household Products - 3.14%
Church & Dwight Co., Inc.	52,000	2,950,480
Oil-Dri Corporation of America	313,806	4,550,187
WD-40 Co.	4,460	126,664
		7,627,331
Insurance - 4.10%
Baldwin & Lyons, Inc.	201,487	4,724,870
Brown & Brown, Inc.	208,200	3,989,112
Horace Mann Educators Corp.	90,000	1,257,300
		9,971,282
IT Services - 5.62%
CSG Systems International, Inc. (b)	404,872	6,482,001
Total Systems Services, Inc.	445,655	7,179,502
		13,661,503
Leisure Equipment & Products - 0.71%
Jakks Pacific, Inc. (b)	120,000	1,718,400

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

COMMON STOCKS - 81.74% (continued)	Shares	Value
Machinery - 0.96%
Alamo Group, Inc.	21,275	$336,145
Astec Industries, Inc. (b)	40,000	1,018,800
Gencor Industries, Inc. (b)	114,040	989,867
		2,344,812
Media - 0.95%
Scholastic Corp.	94,735	2,305,850
Metals & Mining - 6.81%
Pan American Silver Corp. (a)(b)	524,328	11,954,678
Royal Gold, Inc.	100,500	4,582,800
		16,537,478
Multiline Retail - 1.59%
Family Dollar Stores, Inc.	146,000	3,854,400
Office Electronics - 0.61%
Zebra Technologies Corp. (b)	57,450	1,489,678
Pharmaceuticals - 0.74%
Endo Pharmaceuticals Holdings, Inc. (b)	80,000	1,810,400
Real Estate - 1.29%
Potlatch Corp.	110,160	3,134,052
Specialty Retail - 9.11%
Aaron’s, Inc.	147,800	3,901,920
DSW, Inc. (b)	12,282	196,144
Foot Locker, Inc.	208,545	2,492,113
Maidenform Brands, Inc. (b)	169,555	2,723,053
PetSmart, Inc.	311,155	6,767,621
Rent-A-Center, Inc. (b)	319,900	6,039,712
		22,120,563
Thrifts & Mortgage Finance - 0.76%
Washington Federal, Inc.	110,000	1,854,600
Water Utilities - 0.48%
Middlesex Water Co.	77,425	1,167,569
Wireless Telecommunication Services - 3.06%
Syniverse Holdings, Inc. (b)	180,674	3,161,795
Telephone & Data Systems, Inc.	138,000	4,279,380
		7,441,175
TOTAL COMMON STOCKS (Cost $175,966,767)		198,559,530

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

SHORT-TERM INVESTMENTS - 17.96%	Shares	Value
Money Market Funds - 5.20%
AIM - STIT Treasury Portfolio, 0.06% (c)	2,978,933	$2,978,933
Fidelity Institutional Money Market Funds - Government Portfolio, 0.10% (c)	4,826,000	4,826,000
SEI Daily Income Trust Treasury Fund, 0.04% (c)	4,826,000	4,826,000
		12,630,933

U.S. Treasury Bills - 12.76%	Principal Amount
U.S. Treasury Bills
0.166%, 11/27/2009 (d)	$16,000,000	15,995,066
0.136%, 12/24/2009 (d)	5,000,000	4,998,417
0.126% 01/14/2010 (d)	10,000,000	9,996,348
		30,989,831
TOTAL SHORT-TERM INVESTMENTS (Cost $43,620,764)		43,620,764
Total Investments - 99.70% (Cost $219,587,531)		242,180,294
Other Assets in Excess of Liabilities - 0.30%		718,367
TOTAL NET ASSETS - 100.00%		$242,898,661

Percentages are stated as a percent of net assets.
ADR  American Depository Receipt
(a)Foreign issued security.
(b)Non-income producing security.
(c)Variable rate security.  The rate listed is as of September 30, 2009.
(d)Rate shown is the effective yield based on purchase price.  The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2009

CONVERTIBLE BONDS - 7.39%	Principal Amount	Value
Health Care Providers & Services - 3.87%
Chemed Corp.
1.875%, 05/15/2014	$2,541,000	$2,089,972
Leisure Equipment & Products - 2.40%
Jakks Pacific, Inc.
4.625%, 06/15/2023	1,286,000	1,292,430
Oil, Gas & Consumable Fuels - 1.12%
Bill Barrett Corp.
5.000%, 03/15/2028	640,000	604,000
TOTAL CONVERTIBLE BONDS (Cost $3,840,141)		3,986,402

CORPORATE BONDS - 76.65%
Building Products - 3.13%
Gibraltar Industries, Inc.
8.000%, 12/01/2015	1,868,000	1,690,540
Commercial Physical And Biological Research - 1.60%
Bio-Rad Laboratories, Inc.
7.500%, 08/15/2013	842,000	863,050
Commercial Services & Supplies - 6.39%
Blount, Inc.
8.875%, 08/01/2012	1,663,000	1,692,102
Mobile Mini, Inc.
6.875%, 05/01/2015	1,924,000	1,755,650
		3,447,752
Containers & Packaging - 3.40%
Silgan Holdings, Inc.
6.750%, 11/15/2013	1,847,000	1,833,148
Electronic Equipment & Instruments - 2.09%
Syniverse Technologies, Inc.
7.750%, 08/15/2013	1,216,000	1,126,320
Health Care Equipment & Supplies - 2.04%
Fisher Scientific International, Inc.
6.750%, 08/15/2014	1,065,000	1,102,673
Health Care Providers & Services - 3.98%
Eye Care Centers of America
10.750%, 02/15/2015	2,089,000	2,146,448
Holding Company - 4.07%
AMR HoldCo, Inc. / EmCare HoldCo, Inc.
10.000%, 02/15/2015	2,076,000	2,195,370

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

CORPORATE BONDS - 76.65% (continued)	Principal Amount	Value
Hotels, Restaurants & Leisure - 6.76%
Brinker International, Inc.
5.750%, 06/01/2014	$1,610,000	$1,535,935
Speedway Motorsports, Inc.
6.750%, 06/01/2013	2,139,000	2,112,263
		3,648,198
Household Products - 8.08%
Central Garden & Pet Co.
9.125%, 02/01/2013	2,305,000	2,330,931
Church & Dwight Co., Inc.
6.000%, 12/15/2012	1,986,000	2,030,685
		4,361,616
IT Services - 4.57%
Affiliated Computer Services
4.700%, 06/01/2010	2,462,000	2,465,077
Media - 4.26%
Scholastic Corp.
5.000%, 04/15/2013	2,689,000	2,299,095
Paper & Forest Products - 2.08%
Neenah Paper, Inc.
7.375%, 11/15/2014	1,428,000	1,124,550
Pharmaceutical Preparations - 3.71%
Prestige Brands, Inc.
9.250%, 04/15/2012	1,961,000	2,000,220
Photo Equipment & Supplies - 2.29%
Da-Lite Screen Co., Inc.
9.500%, 05/15/2011	1,358,000	1,235,780
Real Estate - 1.93%
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
7.125%, 02/15/2013	1,085,000	1,044,313
Specialty Retail - 5.71%
Home Depot, Inc.
0.420%, 12/16/2009 (a)	872,000	871,534
Collective Brands, Inc.
8.250%, 08/01/2013	2,257,000	2,211,860
		3,083,394
Textiles, Apparel & Luxury Goods - 8.79%
Hanesbrands, Inc.
4.593%, 12/15/2014 (a)	1,601,000	1,404,878

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

CORPORATE BONDS - 76.65% (continued)	Principal Amount	Value
Textiles, Apparel & Luxury Goods - 8.79% (continued)
Perry Ellis International, Inc.
8.875%, 09/15/2013	$1,173,000	$1,131,945
Phillips-Van Heusen Corp.
7.250%, 02/15/2011	2,193,000	2,206,706
		4,743,529
Tobacco - 1.77%
Reynolds American, Inc.
6.500%, 07/15/2010	931,000	957,661
TOTAL CORPORATE BONDS (Cost $40,357,315)		41,368,734

SHORT-TERM INVESTMENTS - 14.92%	Shares
Money Market Funds - 5.66%
AIM STIT - Treasury Portfolio, 0.04% (a)	1,018,000	1,018,000
Fidelity Institutional Money Market Funds - Government Portfolio, 0.10% (a)	1,018,000	1,018,000
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.37% (a)	1,437	1,437
SEI Daily Income Trust Treasury Fund, 0.04% (a)	1,018,000	1,018,000
		3,055,437

U.S. Treasury Bills - 9.26%	Principal Amount
U.S. Treasury Bills
0.159%, 10/22/2009 (b)	$5,000,000	4,999,537
TOTAL SHORT-TERM INVESTMENTS (Cost $8,054,974)		8,054,974
Total Investments - 98.96% (Cost $52,252,430)		53,410,110
Other Assets in Excess of Liabilities - 1.04%		561,561
TOTAL NET ASSETS - 100.00%		$53,971,671

Percentages are stated as a percent of net assets.
(a)Variable rate security.  The rate shown is as of September 30, 2009.
(b)Rates shown are the effective yields based on purchase price.  The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2009

COMMON STOCKS - 82.53%	Shares	Value
Beverages - 11.76%
Brown-Forman Corp. - Class B	14,270	$688,099
The Coca-Cola Co.	7,950	426,915
Constellation Brands, Inc. - Class A (a)	20,745	314,287
Hansen Natural Corp. (a)	4,700	172,678
Heineken N.V. - ADR	14,415	333,131
		1,935,110
Communications Equipment - 3.05%
Tellabs, Inc. (a)	72,600	502,392
Computers & Peripherals - 1.81%
Dell, Inc. (a)	19,495	297,494
Distributors - 2.46%
Prestige Brands Holdings, Inc. (a)	57,489	404,723
Diversified Consumer Services - 0.97%
Hillenbrand, Inc.	7,800	158,886
Energy Equipment & Services - 0.99%
Patterson-UTI Energy, Inc.	10,740	162,174
Food & Staples Retailing - 3.94%
Ruddick Corp.	6,000	159,720
Weis Markets, Inc.	15,300	488,835
		648,555
Food Products - 6.75%
Kraft Foods, Inc.	14,580	383,017
Sara Lee Corp.	65,260	726,996
		1,110,013
Health Care Equipment & Supplies - 3.98%
CR Bard, Inc.	8,340	655,607
Health Care Providers & Services - 1.96%
Pharmaceutical Product Development, Inc.	14,725	323,067
Hotels, Restaurants & Leisure - 2.68%
International Speedway Corp. - Class A	15,980	440,569
Household Durables - 3.10%
Black & Decker Corp.	11,015	509,884
Insurance - 6.04%
Baldwin & Lyons, Inc.	15,340	359,723
The Travelers Companies, Inc.	12,895	634,821
		994,544

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

COMMON STOCKS - 82.53% (continued)	Shares	Value
IT Services - 3.76%
CSG Systems International, Inc. (a)	9,800	$156,898
Total Systems Services, Inc.	28,610	460,907
		617,805
Leisure Equipment & Products - 0.97%
Jakks Pacific, Inc. (a)	11,200	160,384
Machinery - 0.92%
Lincoln Electric Holdings, Inc.	3,200	151,840
Media - 6.38%
Comcast Corp.	28,265	477,396
John Wiley & Sons, Inc.	16,475	573,000
		1,050,396
Metals & Mining - 6.00%
Newmont Mining Corp.	11,310	497,866
Pan American Silver Corp. (a)(b)	21,495	490,086
		987,952
Office Electronics - 1.13%
Zebra Technologies Corp. (a)	7,145	185,270
Pharmaceuticals - 1.99%
Endo Pharmaceuticals Holdings, Inc. (a)	14,445	326,890
Real Estate - 1.71%
Potlatch Corp.	9,865	280,659
Specialty Retail - 5.99%
Foot Locker, Inc.	26,400	315,480
PetSmart, Inc.	15,700	341,475
Rent-A-Center, Inc. (a)	17,380	328,134
		985,089
Wireless Telecommunication Services - 4.19%
Telephone & Data Systems, Inc.	22,230	689,352
TOTAL COMMON STOCKS (Cost $12,502,516)		13,578,655

CONVERTIBLE BONDS - 1.32%	Principal Amount
Health Care Providers & Services - 1.32%
Chemed Corp.
1.875%, 05/15/2014	$264,000	217,140
TOTAL CONVERTIBLE BONDS (Cost $209,641)		217,140

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2009

U.S. TREASURY NOTE - 4.30%	Principal Amount	Value
U.S. Treasury Note - 4.30%
3.625%, 01/15/2010	$700,000	$707,000
TOTAL U.S. TREASURY BOND (Cost $706,791)		707,000

SHORT-TERM INVESTMENTS - 13.45%	Shares
Money Market Funds - 4.95%
AIM STIT - Treasury Portfolio, 0.06% (c)	155,602	155,602
Fidelity Institutional Money Market Funds - Government Portfolio, 0.10% (c)	329,000	329,000
SEI Daily Income Trust Treasury Fund, 0.04% (c)	329,000	329,000
		813,602

U.S. Treasury Bills - 8.50%	Principal Amount
U.S. Treasury Bills
0.135%, 10/01/2009 (d)	$700,000	700,000
0.176%, 10/22/2009 (d)	700,000	699,929
		1,399,929
TOTAL SHORT-TERM INVESTMENTS (Cost $2,213,531)		2,213,531
Total Investments - 101.60% (Cost $15,632,479)		16,716,326
Liabilities in Excess of Other Assets - (1.60)%		(263,918)
TOTAL NET ASSETS - 100.00%		$16,452,408

Percentages are stated as a percent of net assets.
ADR  American Depository Receipt
(a)Non-income producing security.
(b)Foreign issued security.
(c)Variable rate security.  The rate listed is as of September 30, 2009.
(d)Rate shown is the effective yield based on purchase price.  The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2009

	Intrepid	Intrepid Small	Intrepid	Intrepid All
	Capital Fund	Cap Fund	Income Fund	Cap Fund
ASSETS:
Investments, at fair value (Cost $68,879,124,
$219,587,531, $52,252,430 and
$15,632,479, respectively)	$72,752,069	$242,180,294	$53,410,110	$16,716,326
Cash	—	—	1,999,964	—
Income receivable	489,835	85,508	821,577	30,755
Receivable for fund shares sold	206,720	2,614,990	2,404,508	—
Receivable for investment securities sold	1,292,461	12,381,626	—	330,419
Other assets	16,251	35,042	14,992	13,407
Total assets	74,757,336	257,297,460	58,651,151	17,090,907

LIABILITIES:
Payable for fund shares redeemed	10,861	263,380	5,775	1,778
Payable for investment securities purchased	—	13,904,279	4,579,687	585,845
Payable to Investment Adviser	59,849	124,840	25,802	10,581
Payable to Custodian	701	6,103	812	220
Accrued expenses	87,832	100,197	67,404	40,075
Total liabilities	159,243	14,398,799	4,679,480	638,499
Total net assets	$74,598,093	$242,898,661	$53,971,671	$16,452,408

NET ASSETS CONSIST OF:
Capital stock	$69,926,585	$206,080,584	$53,747,712	$15,689,599
Accumulated undistributed
net investment income (loss)	(9,125)	—	15,733	(35)
Accumulated undistributed net realized
gain (loss) on investments	807,688	14,225,314	(949,454)	(321,003)
Unrealized appreciation on investments	3,872,945	22,592,763	1,157,680	1,083,847
Total net assets	$74,598,093	$242,898,661	$53,971,671	$16,452,408

Shares outstanding (unlimited shares
of no par value authorized)	7,469,191	16,569,350	5,676,699	1,822,510

Net asset value, offering and
redemption price per share	$9.99	$14.66	$9.51	$9.03

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the year ended September 30, 2009

	Intrepid	Intrepid Small	Intrepid	Intrepid All
	Capital Fund	Cap Fund	Income Fund	Cap Fund
INVESTMENT INCOME:
Dividend income	$544,638	$1,230,759	$7,080	$145,627
Interest income	1,456,290	50,246	2,980,613	17,650
Total investment income	2,000,928	1,281,005	2,987,693	163,277

Advisory fees	435,554	876,484	280,651	81,831
Distribution (12b-1) fees	108,888	219,122	93,551	20,458
Shareholder servicing fees and expenses	35,785	37,649	31,004	20,576
Administration fees	39,425	68,777	36,925	32,854
Fund accounting fees	29,408	48,636	25,530	6,517
Professional fees	34,837	65,272	35,114	34,743
Federal and state registration	21,332	25,931	16,632	12,884
Insurance	11,311	6,295	9,603	2,198
Custody fees	15,724	43,372	4,267	1,969
Trustees fees and expenses	4,189	7,959	3,618	664
Reports to shareholders	4,500	17,140	4,845	690
Compliance fees	2,101	3,262	2,123	393
Miscellaneous	1,056	1,295	1,149	730
Total expenses before Adviser reimbursement	744,110	1,421,194	545,012	216,507
Expenses recouped (reimbursed) by Adviser	41,931	(44,924)	(77,259)	(56,937)
Net expenses	786,041	1,376,270	467,753	159,570
Net investment income (loss)	1,214,887	(95,265)	2,519,940	3,707

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized gain (loss) on investments	790,183	14,338,596	(799,073)	(221,581)
Net change in unrealized
appreciation on investments	5,329,262	23,274,609	2,687,156	1,765,981
Net realized and unrealized
gain on investments	6,119,445	37,613,205	1,888,083	1,544,400
Net increase in net assets
resulting from operations	$7,334,332	$37,517,940	$4,408,023	$1,548,107

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
OPERATIONS:
Net investment income	$1,214,887	$624,461
Net realized gain on investments	790,183	762,052
Net change in unrealized appreciation
(depreciation) on investments	5,329,262	(1,953,983)
Net increase (decrease) in net assets resulting from operations	7,334,332	(567,470)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,206,495)	(618,994)
From net realized gain	(767,283)	(1,866,102)
Total distributions	(1,973,778)	(2,485,096)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	42,413,011	8,780,113
Proceeds from shares issued to
holders in reinvestment of dividends	1,934,213	2,417,678
Cost of shares redeemed(1)	(11,607,209)	(5,129,315)
Net increase in net assets from capital share transactions	32,740,015	6,068,476

TOTAL INCREASE IN NET ASSETS	38,100,569	3,015,910

NET ASSETS:
Beginning of period	36,497,524	33,481,614
End of period (including undistributed net
investment income (loss) of $(9,125) and $0)	$74,598,093	$36,497,524

(1)	Net of redemption fees of $37,161 and $1,064, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
OPERATIONS:
Net investment income (loss)	$(95,265)	$75,099
Net realized gain on investments	14,338,596	699,051
Net change in unrealized appreciation
(depreciation) on investments	23,274,609	(859,101)
Net increase (decrease) in assets resulting from operations	37,517,940	(84,951)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(47,220)	(65,144)
From net realized gain	(670,152)	(260,141)
Total distributions	(717,372)	(325,285)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	225,033,351	17,403,351
Proceeds from shares issued to
holders in reinvestment of dividends	717,075	325,063
Cost of shares redeemed(1)	(40,146,036)	(2,211,163)
Net increase in net assets from capital share transactions	185,604,390	15,517,251

TOTAL INCREASE IN NET ASSETS	222,404,958	15,107,015

NET ASSETS:
Beginning of period	20,493,703	5,386,688
End of period (including undistributed net
investment income of $0 and $47,220)	$242,898,661	$20,493,703

(1)	Net of redemption fees of $33,073 and $324, respectively.
See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
OPERATIONS:
Net investment income	$2,519,940	$1,331,393
Net realized loss on investments	(799,073)	(139,196)
Net change in unrealized appreciation
(depreciation) on investments	2,687,156	(1,391,025)
Net increase (decrease) in assets resulting from operations	4,408,023	(198,828)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,543,948)	(1,304,495)
From net realized gain	—	(11,189)
Total distributions	(2,543,948)	(1,315,684)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	26,331,138	9,380,735
Proceeds from shares issued to
holders in reinvestment of dividends	2,542,453	1,315,684
Cost of shares redeemed(1)	(5,508,794)	(2,311,476)
Net increase in net assets from capital share transactions	23,364,797	8,384,943

TOTAL INCREASE IN NET ASSETS	25,228,872	6,870,431

NET ASSETS:
Beginning of period	28,742,799	21,872,368
End of period (including undistributed net
investment income of $15,733 and $39,741)	$53,971,671	$28,742,799

(1)	Net of redemption fees of $9,633 and $0, respectively.

See notes to financial statements.

Intrepid All Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

		October 31, 2007(1)
	Year Ended	through
	September 30, 2009	September 30, 2008
OPERATIONS:
Net investment income	$3,707	$13,372
Net realized loss on investments	(221,581)	(96,299)
Net change in unrealized appreciation
(depreciation) on investments	1,765,981	(682,134)
Net increase (decrease) in assets resulting from operations	1,548,107	(765,061)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,071)	(7,166)
Total distributions	(13,071)	(7,166)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,018,504	8,804,233
Proceeds from shares issued to
holders in reinvestment of dividends	13,071	7,166
Cost of shares redeemed(2)	(1,364,496)	(1,788,879)
Net increase in net assets from capital share transactions	8,667,079	7,022,520

TOTAL INCREASE IN NET ASSETS	10,202,115	6,250,293

NET ASSETS:
Beginning of period	6,250,293	—
End of period (including undistributed net
investment income (loss) of $(35) and $2,712)	$16,452,408	$6,250,293

(1)	Commencement of Operations.
(2)	Net of redemption fees of $150 and $0, respectively.

See notes to financial statements.

Intrepid Capital Fund

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

					January 3, 2005(1)
					through
	Year Ended September 30,				September 30,
	2009	2008	2007	2006	2005
NET ASSET VALUE:
Beginning of period	$9.67	$10.55	$10.18	$9.76	$10.00
OPERATIONS:
Net investment income(2)	0.23	0.18	0.47	0.19	0.07
Net realized and unrealized
gain (loss) on investment securities	0.52	(0.30)	0.55	0.52	(0.24	)(4)
Total from operations	0.75	(0.12)	1.02	0.71	(0.17)
LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.18)	(0.47)	(0.19)	(0.07)
From net realized gains	(0.20)	(0.58)	(0.18)	(0.10)	0.00
Total distributions	(0.43)	(0.76)	(0.65)	(0.29)	(0.07)
NET ASSET VALUE:
End of period	$9.99	$9.67	$10.55	$10.18	$9.76
Total return	8.85%	(1.41)%	10.10%	7.34%	(1.74)%	(5)
Net assets at end of period (000s omitted)	$74,598	$36,498	$33,482	$27,845	$26,586
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement/recapture	1.71%	1.79%	1.95%	2.08%	3.08%	(6)
After expense reimbursement/recapture	1.80%	1.95%	1.95% (3)	1.95%	1.95%	(6)
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement/recapture	2.79%	1.95%	4.35%	1.76%	0.35%	(6)
After expense reimbursement/recapture	2.70%	1.79%	4.35% (3)	1.89%	1.48%	(6)
Portfolio turnover rate	60%	86%	40%	24%	25%

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	The recouped amount is less than .01%
(4)	The amount shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(5)	Not annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Small Cap Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

				October 3, 2005(1)
				through
	Year Ended September 30,			September 30,
	2009	2008	2007	2006
NET ASSET VALUE:
Beginning of period	$11.60	$12.04	$10.37	$10.00
OPERATIONS:
Net investment income (loss)(2)	(0.01)	0.04	0.14	0.14
Net realized and unrealized
gain on investment securities	3.32	0.07	1.57	0.37
Total from operations	3.31	0.11	1.71	0.51
LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.11)	(0.04)	(0.14)
From net realized gains	(0.23)	(0.44)	0.00	0.00
Total distributions	(0.25)	(0.55)	(0.04)	(0.14)
NET ASSET VALUE:
End of period	$14.66	$11.60	$12.04	$10.37
Total return	29.35%	0.74%	16.46%	5.14%	(3)
Net assets at end of period (000s omitted)	$242,899	$20,494	$5,387	$1,993
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement	1.62%	2.28%	4.80%	7.88%	(4)
After expense reimbursement	1.57%	1.95%	1.95%	1.95%	(4)
RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement	(0.16)%	0.24%	(1.27)%	(4.12)%	(4)
After expense reimbursement	(0.11)%	0.57%	1.58%	1.81%	(4)
Portfolio turnover rate	163%	159%	126%	22%

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

			July 2, 2007(1)
	Year Ended		through
	September 30,		September 30,
	2009	2008	2007
NET ASSET VALUE:
Beginning of period	$9.43	$9.94	$10.00
OPERATIONS:
Net investment income(2)	0.57	0.46	0.13
Net realized and unrealized gain (loss) on investment securities	0.09	(0.51)	(0.06)
Total from operations	0.66	(0.05)	0.07
LESS DISTRIBUTIONS:
From net investment income	(0.58)	(0.46)	(0.13)
From net realized gains	0.00	0.00 (5)	0.00
Total distributions	(0.58)	(0.46)	(0.13)
NET ASSET VALUE:
End of period	$9.51	$9.43	$9.94
Total return	7.67%	(0.55)%	0.67%	(3)
Net assets at end of period (000s omitted)	$53,972	$28,743	$21,872
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	1.45%	1.61%	2.19%	(4)
After expense reimbursement	1.25%	1.25%	1.25%	(4)
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before expense reimbursement	6.53%	4.62%	4.51%	(4)
After expense reimbursement	6.73%	4.98%	5.45%	(4)
Portfolio turnover rate	45%	44%	12%

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Not annualized.
(4)	Annualized.
(5)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid All Cap Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

		October 31, 2007(1)
	Year Ended	through
	September 30,	September 30,
	2009	2008
NET ASSET VALUE:
Beginning of period	$8.74	$10.00
OPERATIONS:
Net investment income(2)	0.01	0.02
Net realized and unrealized gain (loss) on investment securities	0.30	(1.27)
Total from operations	0.31	(1.25)
LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.01)
Total distributions	(0.02)	(0.01)
NET ASSET VALUE:
End of period	$9.03	$8.74
Total return	3.53%	(12.50)%	(3)
Net assets at end of period (000s omitted)	$16,452	$6,250
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	2.65%	2.99%	(4)
After expense reimbursement	1.95%	1.95%	(4)
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before expense reimbursement	(0.65)%	(0.80)%	(4)
After expense reimbursement	0.05%	0.24%	(4)
Portfolio turnover rate	93%	85%

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2009

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”), was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2009, the Trust consisted of four series (the “Funds”): Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund.  The Intrepid Capital Fund commenced operations on January 3, 2005, the Intrepid Small Cap Fund commenced operations on October 3, 2005, the Intrepid Income Fund commenced operations on July 2, 2007 and the Intrepid All Cap Fund commenced operations on October 31, 2007.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Valuation of Securities

The Funds’ securities that are listed on national securities exchanges are valued at the last sales price on the securities exchange on which such securities are primarily traded.  Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively “Nasdaq traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”).  Exchange-traded securities for which there were no transactions and Nasdaq traded securities for which there is no NOCP are valued at the most recent bid price.  Other securities are valued by an independent pricing service at the most recent bid price, if market quotations are readily available.  Short-term investments are stated at amortized cost, which approximates fair value.  The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity quality, general market conditions or an appropriate matrix utilizing similar factors.  Any securities for which there are no readily available market quotations will be valued at estimated fair value as determined in good faith by the Board of Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.   Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2009

Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Fair Valuation Pricing Inputs

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of September  30, 2009, in valuing the Fund’s investments carried at fair value:

The Intrepid Capital Fund
	Level 1	Level 2	Level 3	Total
Total Common Stock	$43,778,156	—	—	$43,778,156
Total Convertible Bonds	—	$2,022,502	—	2,022,502
Total Corporate Bonds	—	20,829,384	—	20,829,384
Total U.S. Treasury Bills	—	3,899,750	—	3,899,750
Total Money Market Funds	2,222,277	—	—	2,222,277
Total Fund	$46,000,433	$26,751,636	—	$72,752,069

The Intrepid Small Cap Fund
	Level 1	Level 2	Level 3	Total
Total Common Stock	$198,559,530	—	—	$198,559,530
Total U.S. Treasury Bills	—	$30,989,831	—	30,989,831
Total Money Market Funds	12,630,933	—	—	12,630,933
Total Fund	$211,190,463	$30,989,831	—	$242,180,294

The Intrepid Income Fund
	Level 1	Level 2	Level 3	Total
Total Convertible Bond	—	$3,986,402	—	$3,986,402
Total Corporate Bond	—	41,368,734	—	41,368,734
Total U.S. Treasury Bills	—	4,999,537	—	4,999,537
Total Money Market Funds	$3,055,437	—	—	3,055,437
Total Fund	$3,055,437	$50,354,673	—	$53,410,110

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2009

The Intrepid All Cap Fund
	Level 1	Level 2	Level 3	Total
Total Common Stocks	$13,578,655	—	—	$13,578,655
Total Convertible Bond	—	$217,140	—	217,140
Total U.S. Treasury Bills	—	1,399,929	—	1,399,929
Total U.S. Treasury Notes	—	707,000	—	707,000
Total Money Market Funds	813,602	—	—	813,602
Total Fund	$14,392,257	$2,324,069	—	$16,716,326

For further information regarding portfolio characteristics, please see the Funds’ Schedules of Investments.

Subsequent Events Evaluation

Effective November 3, 2009, the Intrepid Small Cap Fund consists of two share classes.  The original share class is now the Investor Class and the new share class is the Institutional Class.  Details of the Institutional Class shares can be found in its prospectus dated November 3, 2009.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through November 25, 2009, the date the financial statements were available to be issued.  With the exception of the inception of the Institutional Class of the Intrepid Small Cap Fund, this evaluation did not result in any subsequent events that necessitated disclosure and / or adjustments.

3.	INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid All Cap Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the Fund’s average daily net assets in excess of $500 million, on the Intrepid Small Cap Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund, the Adviser agreed to waive its management fee and/or reimburse the other expenses of the Funds, including organization expense, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.95% of the Fund’s average daily net assets for the year ended September 30, 2009.  (Effective October 1, 2009 and December 1, 2009, this has been lowered to 1.50% and 1.49%, respectively). For the Intrepid Small Cap Fund, the Adviser agreed to waive its management fee and/or reimburse the other expenses of the Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.95% for the period from October 1, 2008 to February 28, 2009, 1.70% for the first $50 million of average daily net assets and 1.50% for average daily net assets in excess of $50 million for the period from March 1, 2009 to March 26, 2009, and 1.50% of average daily net assets for the period from March 27, 2009 to September 30, 2009.  (Effective October 1, 2009 and November 3, 2009, this has been lowered to 1.45% and 1.40%). For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse the other expenses of the Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.95% of the Fund’s average daily net assets for the year ended September 30, 2009.  (Effective October 1, 2009 this has been lowered to 1.50%). For the Intrepid All Cap Fund, the Adviser agreed to waive its management fee and/or reimburse the other expenses of the Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.95% of the Fund’s average daily net assets for the year ended September 30, 2009. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2009

	Year of Expiration
	9/30/10	9/30/11	9/30/12
Intrepid Capital Fund	—	—	—
Intrepid Small Cap Fund	$95,022	$43,926	$77,189
Intrepid Income Fund	49,671	95,694	77,259
Intrepid All Cap Fund	—	59,107	56,937

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Funds.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2009 were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$55,646,386	$24,209,853	—	—
Intrepid Small Cap Fund	268,504,848	124,657,670	—	—
Intrepid Income Fund	34,144,207	13,467,686	—	—
Intrepid All Cap Fund	13,840,914	6,930,203	$711,211	—

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund
	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Shares sold	4,884,623	864,374
Shares issued to holders in reinvestment of dividends	230,735	239,365
Shares redeemed	(1,420,665)	(503,531)
Net increase in shares	3,694,693	600,208
Shares outstanding:
Beginning of period	3,774,498	3,174,290
End of period	7,469,191	3,774,498

Intrepid Small Cap Fund
	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Shares sold	18,107,716	1,479,977
Shares issued to holders in reinvestment of dividends	67,969	26,931
Shares redeemed	(3,373,313)	(187,349)
Net increase in shares	14,802,372	1,319,559
Shares outstanding:
Beginning of period	1,766,978	447,419
End of period	16,569,350	1,766,978

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2009

Intrepid Income Fund
	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
Shares sold	2,970,253	955,368
Shares issued to holders in reinvestment of dividends	288,345	135,972
Shares redeemed	(631,143)	(241,510)
Net increase in shares	2,627,455	849,830
Shares outstanding:
Beginning of period	3,049,244	2,199,414
End of period	5,676,699	3,049,244

Intrepid All Cap Fund
	Year Ended	Period Ended
	September 30, 2009	September 30, 2008(1)
Shares sold	1,288,935	909,618
Shares issued to holders in reinvestment of dividends	1,892	754
Shares redeemed	(183,104)	(195,585)
Net increase in shares	1,107,723	714,787
Shares outstanding:
Beginning of period	714,787	—
End of period	1,822,510	714,787

(1)	Fund commenced operations on October 31, 2007.

7.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal periods ended September 30, 2009 and 2008 are as follows:

	September 30, 2009		September 30, 2008
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$1,206,507	$767,271	$957,818	$1,527,278
Intrepid Small Cap Fund	578,320	139,053	294,760	30,525
Intrepid Income Fund	2,543,948	—	1,315,684	—
Intrepid All Cap Fund	13,071	—	7,166	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2009.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2009, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-in
	Gains (Losses)	Income (Loss)	Capital
Intrepid Capital Fund	$17,517	$(17,517)	$—
Intrepid Small Cap Fund	(95,266)	95,265	1
Intrepid Income Fund	—	—	—
Intrepid All Cap Fund	(6,617)	6,617	—

The permanent differences primarily relate to Real Estate Investment Trust (“REIT”) adjustments with differing book and tax methods for accounting.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2009

As of September 30, 2009, the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

	Intrepid	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund	All Cap Fund
Cost of investments	$68,888,249	$220,950,569	$52,270,707	$15,792,066
Unrealized appreciation	5,523,816	22,599,971	1,646,984	1,301,929
Unrealized depreciation	(1,659,996)	(1,370,246)	(507,581)	(377,669)
Net unrealized appreciation (depreciation)	3,863,820	21,229,725	1,139,403	924,260
Undistributed ordinary income	1,333,323	15,418,486	34,010	108,973
Undistributed long-term capital gain	—	169,866	—	3,075
Distributable income	1,333,323	15,588,352	34,010	112,048
Other accumulated losses	(525,635)	—	(949,454)	(273,499)
Total accumulated earnings (losses)	$4,671,508	$36,818,077	$223,959	$762,809

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2009, the Intrepid Income Fund had $148,626 in capital loss carryforwards which can be used to offset future capital gains.  This entire amount expires in 2017.

At September 30, 2009, the Intrepid Capital Fund, the Intrepid Income Fund and the Intrepid All Cap Fund had post-October capital losses of $525,635, $800,828 and $273,499, respectively.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2009, or for any other tax years which are open for exam. As of September 30, 2009, open tax years include the tax years ended September 30, 2006 through 2009. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties, nor were any accrued as of September 30, 2009.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Intrepid Capital Management Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Intrepid Capital Management Funds Trust, comprised of Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund (collectively the “Funds”) as of September 30, 2009, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated therein.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Intrepid Capital Management Funds Trust as of September 30, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the respective periods indicated in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
November 25, 2009

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2009 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

# of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length		Complex	Director/
	Held with	of Time	Principal Occupation	Overseen	Trustee
Name, Age and Address	the Trust	Served	During Past Five Years	by Trustee	Positions
Independent Trustees
Roy F. Clarke, 69	Trustee	Indefinite	Retired dentist and private	4	None
c/o Intrepid Capital		Term	investor (2001-present).
Management Funds Trust		since
3652 South Third Street, Suite 200		November
Jacksonville Beach, FL 32250		2004

Peter R. Osterman, 61	Trustee	Indefinite	Chief Financial Officer,	4	None
c/o Intrepid Capital		Term	W&O Supply, Inc. (a
Management Funds Trust		since	distribution company)
3652 South Third Street, Suite 200		November	(2001-present).
Jacksonville Beach, FL 32250		2004

Ed Vandergriff, 60	Trustee	Indefinite	President, Development	4	None
c/o Intrepid Capital		Term	Catalysts (a real estate
Management Funds Trust		since	finance and development
3652 South Third Street, Suite 200		November	company) (2000-present).
Jacksonville Beach, FL 32250		2004

Interested Trustees
Mark F. Travis, 47	Trustee	Indefinite	President, Intrepid Capital	4	None
c/o Intrepid Capital	and	Term	Management Inc. (1995-
Management Funds Trust	President	since	present); Chief Executive
3652 South Third Street, Suite 200		November	Officer, Intrepid Capital
Jacksonville Beach, FL 32250		2004	Management Inc. (2003-
present).

Officers
Donald White, 48	Treasurer	Indefinite	Chief Financial Officer,	N/A	N/A
c/o Intrepid Capital	and	Term	Intrepid Capital Management
Management Funds Trust	Secretary	since	Inc. (2003-present).
3652 South Third Street, Suite 200		November
Jacksonville Beach, FL 32250		2004

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2009 (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Intrepid Capital Fund and Intrepid Small Cap Fund designate $767,271 and $139,053, respectively, of total distributions paid during the fiscal year ended September 30, 2009 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 43.00%, 27.75%, 0.28% and 100.00%, respectively, of their ordinary income distributions for the period ended September 30, 2009, as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2009, 38.40%, 27.31%, 0.28% and 100.00% of Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund hereby designate 75.23%, 14.23%, 100.00% and 11.39%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Small Cap Fund hereby designates 91.83% of its ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

PRIVACY POLICY
Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Intrepid Capital Management Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2009	FYE 09/30/2008
Audit Fees	$84,400	$82,000
Audit-Related Fees	-	-
Tax Fees	$14,280	$13,860
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2009	FYE 09/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2009	FYE 09/30/2008
Registrant	$14,280	$13,860
Registrant’s Investment Adviser	$33,038	$24,863

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

 (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Intrepid Capital Management Funds Trust

By (Signature and Title)      /s/Mark F. Travis
Mark F. Travis, President

Date   November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Mark F. Travis
Mark F. Travis, President

Date   November 30, 2009

By (Signature and Title)*   /s/Donald C. White
Donald C. White, Treasurer

Date   November 30, 2009

* Print the name and title of each signing officer under his or her signature.